UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2010

NURX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-26694	87-0681500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o ProElite, Inc.
12121 Wilshire Boulevard, Suite 1001
Los Angeles, CA  90025
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 949.336.7111

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2010, NuRx Pharmaceuticals, Inc. (the “Company”) entered into a Litigation Support Financing Agreement (“Financing Agreement”) with DYVA Management AG, a shareholder of the Company (“DYVA”), pursuant to which DYVA has agreed to lend the Company up to $1,000,000 to fund the cost of all or part of the Company’s lawsuit filed in Court of Chancery of the State of Delaware (NuRx Pharmaceuticals, Inc. v. William H. Flemming and QN Diagnostics, LLC, C.A. No. 5755-VCP) and other potential litigation (collectively, the “Delaware Action”) relating to the Company’s dispute with QuantRx Biomedical Corporation, the Company’s joint venture partner in QN Diagnostics, LLC (the “Joint Venture Entity”) relating to the Joint Venture Entity.

Pursuant to the Financing Agreement, the Company has issued to DYVA a convertible promissory note in the principal amount of up to $1,000,000.  Please see the description of the convertible promissory note under Item 2.03 below, which is incorporated herein by reference.  The Financing Agreement also provides that the Company will retain sole control of the Delaware Action, but that DYVA will act as litigation manager and have the right to cease making advances to the Company in the event it in good faith disagrees with the Company’s litigation strategy.  The Company has agreed to make certain payments to DYVA in connection with the Financing Agreement, all of which will be added to the principal balance of the convertible promissory note.  Those fees include a $25,000 commitment fee; a litigation management fee consisting of $25,000 plus $4,000 per month commencing June 30, 2010 until the settlement or final judgment in the Delaware Action; and a risk premium equal to $18,750 for advances under the Financing Agreement made to date plus 50% of any additional advances.

Upon maturity of the convertible promissory note, the Company has agreed to issue to DYVA warrants to purchase that number of shares of the Company’s common stock equal to maximum principal amount outstanding at any time under the convertible promissory note divided by 0.1.  The warrant will have a term of seven years and an exercise price of $0.10 per share, subject to adjustment for issuances of common stock by the Company for a price less than the exercise price and for certain stock dividends, splits, combinations and reclassifications.

Pursuant to the Financing Agreement, the Company has executed a guarantee of its obligations under the convertible promissory note and agreed that in the event it gains control of the management of the Joint Venture Entity, it will cause the Joint Venture Entity to similarly guarantee the Company’s obligations under the convertible promissory note.

A copy the Financing Agreement is filed as an exhibit to this Report.  The summary of the Financing Agreement set forth above is qualified by reference to such exhibit.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Financing Agreement described above, on October 14, 2010 the Company issued to DYVA a convertible promissory note with a principal balance equal to the sum of any advances made by DYVA under the Financing Agreement plus any accrued but unpaid commitment fee, litigation management fee and risk premium incurred pursuant to the Financing Agreement, provided that the principal balance shall not exceed $1,000,000.  Please see the description of the Financing Agreement under Item 1.01 above, which is incorporated herein by reference.

The principal amount of the convertible promissory note bears interest at a rate equal to the lesser of 12% per annum or the maximum rate permissible under applicable law.  The maturity date of the convertible promissory note, when the principal amount plus all accrued but unpaid interest thereon is due an payable, is the earliest to occur of (a) the consummation of a sale of Company securities which results in the Company receiving gross proceeds in excess of $1,000,000 or (b) the later to occur of (x) three years from the date the convertible promissory note is issued or (y) the date of the settlement or final judgment of the Delaware Action.  DYVA has the right to declare all principal and accrued but unpaid interest under the convertible promissory note immediately due and payable upon the occurrence of certain events of default, including the Company’s failure to pay amounts under the convertible promissory note when due, the dissolution or the voluntary or involuntary bankruptcy of the Company or a breach of the Company’s obligations under the Financing Agreement which remains uncured after five days’ notice.  The Company has the  right to prepay all but not less than all amounts due under the convertible promissory note upon 60 days’ notice to DYVA, during which period DYVA retains the right to exercise its conversion rights described below.

DYVA has the right, exercisable at any time and from time to time while the convertible promissory note is outstanding, to convert all or any portion of the amounts due under the convertible promissory note to fully-paid, non-assessable shares of the Company’s common stock at a conversion price of $0.10 per share, subject to adjustment for issuances of common stock by the Company for a price less than the conversion price and for certain stock dividends, splits, combinations and reclassifications.

A copy the convertible promissory note is filed as an exhibit to this Report.  The summary of the convertible promissory note set forth above is qualified by reference to such exhibit.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the Financing Agreement, the Company has issued a convertible promissory note which may be converted into shares of the Company’s common stock and is obligated upon the maturity date of the convertible promissory note to issue warrants to purchase shares of its common stock.  Please see the summaries of the convertible promissory note and the warrants in Items 1.01 and 2.03 above, which are incorporated herein by reference.  The issuance and sale of all securities issued by the Company in connection with the Financing Agreement, have been, and will be, made as a private offering in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description
4.1	Promissory Note dated October 14, 2010, made by the NuRx Pharmaceuticals, Inc. in favor of DYVA Management AG
10.1	Litigation Support Financing Agreement dated October 14, 2010 by and between DYVA Management AG and NuRx Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURX PHARMACEUTICALS, INC.

Dated: October 20, 2010	By:	/s/ Steven Gershick
Name: Steven Gershick
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Promissory Note dated October 14, 2010, made by the NuRx Pharmaceuticals, Inc. in favor of DYVA Management AG
10.1	Litigation Support Financing Agreement dated October 14, 2010 by and between DYVA Management AG and NuRx Pharmaceuticals, Inc.